OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Prospectus Supplement dated October 6, 2010 to the

Prospectus dated April 30, 2010

This supplement amends the Prospectus of Oppenheimer Global Strategic Income Fund/VA (the "Fund") dated April 30, 2010.

1. The section titled “Portfolio Managers,” on page 10, is deleted in its entirety and is replaced with the following:

Portfolio Managers. Portfolio Managers. Arthur P. Steinmetz, the lead portfolio manager, has been a Vice President and portfolio manager of the Fund since May 1993. Krishna Memani, Joseph Welsh and Caleb Wong have been Vice Presidents and portfolio managers of the Fund since April 2009. Sara J. Zervos has been a portfolio manager of the Fund since October 6, 2010.

2. The section titled “Portfolio Managers,” beginning on page 24, is deleted in its entirety and is replaced with the following:

Portfolio Managers. The Fund's portfolio is managed by Arthur P. Steinmetz, the lead portfolio manager, Krishna Memani, Joseph Welsh, Caleb Wong and Sara J. Zervos, who are primarily responsible for the day-to-day management of the Fund's investments. Mr. Steinmetz has been a portfolio manager and Vice President of the Fund since May 1993. Messrs. Memani, Welsh and Wong have been portfolio managers and Vice Presidents of the Fund since April 2009 and Ms. Zervos has been a portfolio manager of the Fund since October 6, 2010.

Mr. Steinmetz has been the Chief Investment Officer of the Manager since October 2010. He was the Chief Investment Officer, Fixed-Income, of the Manager from April 2009 to October 2010. He has been an Executive Vice President of the Manager since October 2009; Director of Fixed Income of the Manager from January 2009 to April 2009 and a Senior Vice President of the Manager from March 1993 to September 2009.  He is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Mr. Memani has been the Director of Fixed-Income of the Manager since October 2010 and a Senior Vice President of the Manager since March 2009. He has been the Head of the Investment Grade Fixed Income Team of the Manager since March 2009. Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities from June 2006 through January 2009. He was the Chief Credit Strategist at Credit Suisse Securities from August 2002 through March 2006. He was a Managing Director and Senior Portfolio Manager at Putnam Investments from September 1998 through June 2002. Mr. Memani is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Mr. Welsh, CFA, has been the Head of the Manager's High Yield Corporate Debt Team since April 2009; Senior Vice President of the Manager since May 2009 and a Vice President of the Manager from December 2000 to April 2009. He was an Assistant Vice President of the Manager from December 1996 to November 2000 and a high yield bond analyst of the Manager from January 1995 to December 1996. He was a senior bond analyst with W.R. Huff Asset Management from November 1991 to December 1994. Mr. Welsh is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Mr. Wong has been a Vice President of the Manager since June 1999 and has worked in fixed-income quantitative research and risk management for the Manager since July 1996. He has been a member of the Manager's Asset Allocation Committee since April 2005. Mr. Wong is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Ms. Zervos has been a Vice President of the Manager since April 2008 and the Director of International Research for the Manager's Global Debt Team since June 2010. She was a portfolio manager with Sailfish Capital Management from May 2007 to February 2008 and a portfolio manager for emerging market debt at Dillon Read Capital Management and OTA Asset Management from June 2004 to April 2007. Ms. Zervos is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund shares.

October 6, 2010                                                                                                                                                                           PS0265.009